================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 30, 2003 (July 29, 2003)


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                     1-8676                     36-1058780
         --------                     ------                     ----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
       of incorporation )                                  Identification No.)

 NUMBER ONE TANTALUM PLACE, NORTH CHICAGO, ILLINOIS              60064
 --------------------------------------------------              -----
                      (Address of principal executive          (Zip Code)
                                offices)


       Registrant's telephone number, including area code: (847) 689-4900


================================================================================

Item 2. Acquisition or Disposition of Assets.

On July 29, 2003, Fansteel Inc. (the "Company") and Phoenix Aerospace Corporation entered into an asset purchase agreement with Stoutheart East Corporation, WPC III Inc. and Richard Burkhart for the sale, among other things, of the Company's Cal Drop and Hydro Carbide divisions as well as certain other assets located in the Company's Lexington, Kentucky and Plantsville, Connecticut facilities and the assets of Phoenix Aerospace. A copy of the asset purchase agreement governing the terms of the sale is attached to this Form 8-K as
Exhibit 2.1 and incorporated in this report by reference. The description of the transaction is qualified in its entirety by the asset purchase agreement. A copy of the press release announcing the terms of the sale is attached hereto as
Exhibit 99.1 and incorporated in this report by reference.


EXHIBIT NO.         DESCRIPTION
-----------         -----------

2.1 Asset Purchase Agreement by and among Fansteel Inc., Phoenix Aerospace Corporation, Stoutheart East Corporation, WPC III Inc., and Richard Burkhart, dated as of July 29, 2003.

99.1                Press release issued by Fansteel Inc., dated August 4, 2003.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FANSTEEL INC.

                                            By:  /s/ GARY L. TESSITORE
                                                 ------------------------------
                                            Name:  Gary L. Tessitore
                                            Title: Chairman, President and
                                                   Chief Executive Officer


                                            By:  /s/ R. MICHAEL MCENTEE
                                                 ------------------------------
                                            Name:  R. Michael McEntee
                                            Title: Vice President and Chief
                                                   Financial Officer

Dated:  July 30, 2003